SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549
                            -------------------
                                 FORM 8-A/A

          FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
               PURSUANT TO SECTION 12(b) OR (g) OF THE
                   SECURITIES EXCHANGE ACT OF 1934

        The BlackRock Pennsylvania Strategic Municipal Trust
       (Exact name of registrant as specified in its charter)

                Delaware                              13-4069-938
          --------------------                       ------------
         (State of incorporation                    (IRS Employer
           or organization)                       Identification No.)

            345 Park Avenue,
         New York, New York                              10154
         ---------------------------                 -------------
         (Address of principal execu-                 (Zip Code)
           tive offices)

                    Securities to be registered pursuant
                       to Section 12(b) of the Act:

        Title of each class            Name of each exchange on which
        to be so registered            each class is to be registered
        -------------------            ------------------------------

        common shares of                  American Stock Exchange
        beneficial interest,
        par value $0.001

If this form relates to the registration of a class of
securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the
following box.                                                    [X]

If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General
Instruction A.(d), check the following box.                       [ ]

Securities Act registration statement file number to which this form relates: 333-82093 (if applicable)

                    Securities to be registered pursuant
                       to Section 12(g) of the Act:


                                    None
                               --------------
                              (Title of class)


Item 1.     Description of Registrant's Securities to Be
            Registered

            Capital Stock

            The title and a description of the common shares being registered hereby is incorporated by reference to the information appearing under the caption "DESCRIPTION OF SHARES -- Common Shares" in the prospectus included in the Registration Statement on Form N-2 (File No. 333-82093 and 811-09417) of The BlackRock Pennsylvania Strategic Municipal Trust (the "Trust"), as filed with the Commission on July 29, 1999.

Item 2.     Exhibits

            No exhibits are filed with the Commission.
            Exhibits are filed with the American Stock
            Exchange, Inc. or are a part of the Trust's
            Registration Statement on Form N-2.



                              SIGNATURE


            Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

                                    THE BLACKROCK PENNSYLVANIA
                                    STRATEGIC MUNICIPAL TRUST


                               By:  /s/ Karen H. Sabath
                                    ----------------------------
                                    Name:  Karen H. Sabath
                                    Title: Secretary

Dated:  August 23,1999